UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: April 1, 2024

(Date of earliest event reported)

TITAN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13341	94-3171940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080

(Address of principal executive offices, including zip code)

650-244-4990

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TTNP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 1, 2024, the Board of Directors (the “Board”) of Titan Pharmaceuticals, Inc. (the “Company”), upon the recommendation of the Audit Committee of the Board and after considering the recommendations of management, concluded that our previously released financial statements for the quarterly period ended September 30, 2023 (the “Non-Reliance Period”) should no longer be relied upon. In connection with the preparation of the Company's consolidated financial statements for the year ended December 31, 2023, management concluded that there was $406,000 inappropriately classified as an issuance cost associated with the issuance of the Company’s Series AA Convertible Preferred Stock which should have been classified operating expense in its previously issued unaudited condensed financial statements for the three and nine-month periods ended September 30, 2023.

The Board concluded that it is appropriate to correct the errors in accounting in the Company’s financial statements for the Non-Reliance Period included in the associated Quarterly Reports on Forms 10-Q for the Non-Reliance Period, filed with the Securities Exchange Commission (the “SEC”), by restating such unaudited financial information because the errors in the financial statements are material to the financial statements for the Non-Reliance Period. The Company will disclose in its upcoming Annual Report on Form 10-K for the year ended December 31, 2023, the restated financial statements for the Non-Reliance Period (the “Restatements”). As a result, the unaudited financial statements for the Non-Reliance Period should no longer be relied on. Similarly, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s financial statements and other related financial information covering the Non-Reliance Period should no longer be relied upon.

The Company has determined the exact amount and full effect of the error in the financial statements for the Non-Reliance Period. The error does not change the cash position of the Company at the end of the Non-Reliance Period.

Management has assessed the effect of these Restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company expects to report at least one material weakness as a result of its analysis of the cause of these Restatements. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that the Company’s disclosure controls and procedures and internal control over financial reporting are effective. As a result of the material weakness or material weaknesses, the Company believes that its internal control over financial reporting was not effective, and its disclosure controls and procedures were not effective for the Non-Reliance Period.

The Company’s management and the Board have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

By:	/s/ David E. Lazar
David E. Lazar
Chief Executive Officer

Date: April 1, 2024

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